                                                                    EXHIBIT 99.2
                                                               FEBRUARY 27, 2004
                CORRECTED FINANCIAL HIGHLIGHTS PUBLISHED ON REGISTRANT'S WEBSITE


Trend Analysis--Annual (click here for Quarterly Analysis)

For the definition of a financial field, click on the field name.

Balance Sheet (dollars in thousands)

                                                                                 2003/                      2002/
                                                                                 2002                       2001
                                                  2003Y          2002Y          Ch (%)      2001Y          Ch (%)
                                                  -----          -----          ------      -----          ------
Gross Loans Held for Investment                  138,468        121,509          13.96      122,219         (0.58)
Total Allowance for Loan Losses                    1,636          1,690          (3.20)       1,498         12.82
Loans Held for Sale                                    0              0           0.00            0          0.00
Total Net Loans                                  136,832        119,819          14.20      120,721         (0.75)
Total Intangible Assets                                0              0           0.00            0          0.00
Total Assets                                     194,711        169,926          14.59      156,365          8.67
Total Deposits                                   152,683        132,174          15.52      130,344          1.40
Trust Preferred Securities (FASB 150)              5,155              0             NM            0          0.00
Trust Preferred Securities (Pre FASB 150)              0          5,000        (100.00)           0            NM
Total Trust Preferred                              5,155          5,000           3.10            0            NM
Total Borrowings                                  23,633         15,136          56.14        9,602         57.63
Common Equity                                     16,583         15,960           3.90       14,738          8.29
Total Equity                                      16,583         15,960           3.90       14,738          8.29
Shares Outstanding (actual)                    1,190,366      1,183,303           0.60    1,182,544          0.06

Income Statement (dollars in thousands)

                                                            2003/                      2002/
                                                            2002                       2001
                                 2003Y        2002Y        Ch (%)        2001Y        Ch (%)
                                 -----        -----        ------        -----        ------
Net Interest Income              8,200        8,337        (1.64)        7,714         8.08
Loan Loss Provisions               233          330       (29.39)          479       (31.11)

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
Total Noninterest Income         1,699        2,377       (28.52)        2,820       (15.71)
Total Noninterest Expense        8,196        8,371        (2.09)        8,344         0.32
Net Income Before Taxes          1,526        2,023       (24.57)        1,829        10.61
Income Taxes                       490          680       (27.94)          589        15.45
Net Income                       1,036        1,343       (22.86)        1,240         8.31

Per Share Items ($)

                                                                  2003/                      2002/
                                                                  2002                       2001
                                       2003Y        2002Y        Ch (%)        2001Y        Ch (%)
                                       -----        -----        ------        -----        ------
Book Value                              13.93        13.49         3.27         12.46         8.27
Tangible Book Value                     13.93        13.49         3.27         12.46         8.27
Diluted EPS Before Extraordinary         0.86         1.13       (23.89)         1.02        10.78
Diluted EPS After Extraordinary          0.86         1.13       (23.89)         1.02        10.78
Dividends Declared                     0.3091       0.1423       117.22        0.1318         7.97

Performance Ratios (%)

                                                      2003/                      2002/
                                                      2002                       2001
                           2003Y        2002Y        Ch (bp)       2001Y        Ch (bp)
                           -----        -----        -------       -----        -------
ROAA                        0.60         0.82          (22)         0.83           (1)
ROAE                        6.42         8.84         (242)         8.50           34
Net Interest Margin         5.02         5.48          (46)         5.52           (3)
Efficiency Ratio           82.32        77.24          508         78.17          (93)
Loans / Deposits           90.69        91.93         (124)        93.77         (184)

Asset Quality Ratios (%)

                                              2003/                   2002/
                                              2002                    2001
                    2003Y        2002Y       Ch (bp)      2001Y      Ch (bp)
                    -----        -----       -------      -----      -------
NPAs/Assets             NA        0.45          NA         0.35          10
NCOs/Loans            0.22        0.11          11         0.26         (15)
Reserves/Loans        1.18        1.39         (21)        1.23          17
Reserves/NPAs           NA      218.91          NA       270.89      (5,197)

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Capital Ratios (%)

                                                                 2003/                    2002/
                                                                 2002                     2001
                                        2003Y       2002Y       Ch (bp)      2001Y       Ch (bp)
                                        -----       -----       -------      -----       -------
Tier 1 Capital                             NA       15.95          NA        11.59         436
Tangible Equity / Tangible Assets        8.52        9.39         (88)        9.43          (3)
Total Equity / Total Assets              8.52        9.39         (88)        9.43          (3)